UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21539
                                                    -----------

                First Trust Senior Floating Rate Income Fund II
      -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive
                               Wheaton, IL 60187
      -------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                             120 East Liberty Drive
                               Wheaton, IL 60187
      -------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                        Date of fiscal year end: May 31
                                                --------

                  Date of reporting period: November 30, 2015
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  SEMI-ANNUAL
                                     REPORT
                            FOR THE SIX MONTHS ENDED
                               NOVEMBER 30, 2015

                                  FIRST TRUST
                              SENIOR FLOATING RATE
                                 INCOME FUND II
                                     (FCT)

                                  FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  16
Statement of Operations.....................................................  17
Statements of Changes in Net Assets.........................................  18
Statement of Cash Flows.....................................................  19
Financial Highlights........................................................  20
Notes to Financial Statements...............................................  21
Additional Information......................................................  27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2015


Dear Shareholders:

Thank you for your investment in First Trust Senior Floating Rate Income Fund II (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended November 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened as of November 30, 2015.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
"AT A GLANCE"
AS OF NOVEMBER 30, 2015 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FCT
Common Share Price                                           $12.42
Common Share Net Asset Value ("NAV")                         $13.77
Premium (Discount) to NAV                                     (9.80)%
Net Assets Applicable to Common Shares                 $367,711,456
Current Monthly Distribution per Common Share (1)           $0.0750
Current Annualized Distribution per Common Share$0.9000
Current Distribution Rate on Closing Common Share Price (2)    7.25%
Current Distribution Rate on NAV (2)                           6.54%
-------------------------------------------------------------------


-------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price            NAV
11/14             $13.11                $14.69
                   13.06                 14.56
                   12.92                 14.32
                   12.97                 14.35
12/14              12.95                 14.42
                   12.99                 14.37
                   12.98                 14.40
                   12.99                 14.40
                   13.02                 14.44
1/15               12.95                 14.44
                   13.10                 14.45
                   13.30                 14.52
                   13.46                 14.58
2/15               13.54                 14.64
                   13.61                 14.61
                   13.63                 14.59
                   13.69                 14.58
3/15               13.79                 14.62
                   13.85                 14.60
                   13.77                 14.68
                   13.91                 14.73
4/15               13.88                 14.75
                   13.73                 14.70
                   13.69                 14.71
                   13.70                 14.70
                   13.95                 14.71
5/15               13.77                 14.71
                   13.63                 14.62
                   13.53                 14.59
                   13.46                 14.59
6/15               13.33                 14.59
                   13.17                 14.50
                   13.21                 14.51
                   13.21                 14.56
                   13.15                 14.54
7/15               13.30                 14.51
                   13.08                 14.42
                   13.26                 14.40
                   13.10                 14.38
8/15               13.15                 14.38
                   13.00                 14.33
                   12.88                 14.38
                   12.97                 14.35
9/15               12.98                 14.30
                   12.50                 14.05
                   12.73                 14.08
                   12.74                 14.07
                   12.72                 14.08
10/15              12.52                 14.08
                   12.47                 13.99
                   12.23                 13.90
                   12.34                 13.80
                   12.32                 13.78
11/15              12.42                 13.77


------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                               Average Annual Total Return
                                                                 -------------------------------------------------------
                               6 Months Ended    1 Year Ended    5 Years Ended    10 Years Ended    Inception (5/25/2004)
                                 11/30/2015       11/30/2015      11/30/2015        11/30/2015           11/30/2015

FUND PERFORMANCE (3)
NAV                                -3.09%            0.16%           5.54%            3.57%                 3.78%
Market Value                       -6.63%            1.23%           4.57%            3.82%                 2.44%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index      -2.78%           -0.89%           3.88%            4.48%                 4.55%
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                       % OF TOTAL
                                         SENIOR
                                     FLOATING-RATE
                                   LOAN INTERESTS AND
                                    CORPORATE BONDS
CREDIT QUALITY (S&P RATINGS) (4)       AND NOTES
-----------------------------------------------------
BBB                                       2.7%
BBB-                                      0.5
BB+                                       2.0
BB                                        8.3
BB-                                      14.5
B+                                       21.4
B                                        32.6
B-                                        9.2
CCC+                                      4.0
CCC                                       1.9
CCC-                                      0.1
CC                                        0.1
NR                                        1.0
Privately rated securities (5)            1.7
-----------------------------------------------------
                                Total   100.0%
                                        ======


-----------------------------------------------------
                                       % OF TOTAL
TOP 10 ISSUERS                        INVESTMENTS
-----------------------------------------------------
Portillo's Holdings LLC                   2.7%
New HB Acquisition LLC                    2.5
Albertsons LLC                            2.3
BJ's Wholesale Club, Inc.                 2.3
Caesars Growth Partners LLC               2.2
Amaya Holdings B.V.                       2.1
BMC Software Finance, Inc.                2.1
Dell, Inc.                                2.0
Numericable U.S. LLC (Altice
   France S.A.)                           2.0
Formula One (Delta 2 Lux S.A.R.L.)        1.9
-----------------------------------------------------
                                Total    22.1%
                                        ======


-----------------------------------------------------
                                       % OF TOTAL
ASSET CLASSIFICATION                  INVESTMENTS
-----------------------------------------------------
Hotels, Restaurants & Leisure            12.5%
Health Care Providers & Services          9.1
Media                                     7.5
Software                                  5.9
Life Sciences Tools & Services            5.5
Food & Staples Retailing                  4.5
Food Products                             4.5
Pharmaceuticals                           4.1
Diversified Telecommunication
   Services                               4.0
Insurance                                 3.8
Specialty Retail                          3.6
Health Care Equipment & Supplies          3.2
Professional Services                     2.7
Semiconductors & Semiconductor
   Equipment                              2.4
Diversified Consumer Services             2.2
Technology Hardware, Storage &
   Peripherals                            2.0
Diversified Financial Services            1.9
Road & Rail                               1.8
Capital Markets                           1.8
Health Care Technology                    1.7
Commercial Services & Supplies            1.7
Real Estate Management &
   Development                            1.7
Containers & Packaging                    1.5
IT Services                               1.4
Chemicals                                 1.3
Aerospace & Defense                       1.3
Real Estate Investment
   Trusts (REITs)                         1.0
Consumer Finance                          0.9
Auto Components                           0.9
Independent Power and Renewable
   Electricity Producers                  0.6
Building Products                         0.6
Electronic Equipment & Instruments        0.5
Diversified Business Services             0.4
Oil, Gas & Consumable Fuels               0.4
Electric Utilities                        0.4
Machinery                                 0.2
Beverages                                 0.2
Household Products                        0.2
Construction Materials                    0.1
-----------------------------------------------------
                                Total   100.0%
                                        ======

(1) Most recent distribution paid or declared through November 30, 2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's Sub-Advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

(5) Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

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PORTFOLIO COMMENTARY (UNAUDITED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2015


                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of November 30, 2015, First Trust managed or supervised $113.48 billion in assets. The First Trust Leveraged Finance Investment Team began managing the First Trust Senior Floating Rate Income Fund II on October 12, 2010. The First Trust Leveraged Finance Investment Team is comprised of 11 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of November 30, 2015, the First Trust Leveraged Finance Investment Team managed or supervised approximately $1.79 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds and a unit investment trust on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

SCOTT D. FRIES, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

   FCT PORTFOLIO COMMENTARY FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2015

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

The primary investment objective of First Trust Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing primarily in a portfolio of senior floating-rate loan interests ("senior loans"). There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The last six months were generally soft for the senior loan and high-yield markets, driven by the continued weakness in energy prices. The S&P/LSTA Leveraged Loan Index (the "Index") generated negative returns for each of the prior six months and returned -2.78% for the period. From a credit quality perspective, higher credit-rated issues provided the strongest performance during the period. Lower quality CCC-rated issues returned -9.28% in the period, underperforming B-rated issues' -2.87% return and higher quality BB-rated issues' -0.68% return. The average price of loans in the market began the period at a peak price of $97.39 and ended the period at $92.63. (Source: S&P/LCD)

CREDIT QUALITY/DEFAULT RATES

The default rate of the Index entered the period at 1.26% and ended the period at a six-month high of 1.47%, which is still well below the long-term average for the asset class. The uptick in the corporate default rate was largely driven by increased defaults in the energy, metals & mining sectors.

Despite the strength of corporate balance sheets today, the lack of near-term debt maturities, and access to robust capital markets, we believe the default rates for both senior loans and high-yield bonds could drift higher in 2016, driven by lower commodity prices, principally oil, gas, coal and iron ore. However, we believe that increasing corporate defaults will likely be contained within these cyclical commodity sectors and not systemic to the overall market.

PERFORMANCE ANALYSIS

The Fund slightly underperformed the Index on a net asset value ("NAV") basis for the six-month period ending November 30, 2015. The Fund generated an NAV return of -3.09% and a market price return of -6.63%. The Fund's market price return was impacted by the Fund's discount to NAV widening over the six-month period. This discount widening was not specific to the Fund, but something seen broadly across the closed-end fund market. At the start of the period, the Fund's market price was at a 6.39% discount to NAV, and moved to a 9.80% discount to NAV by the end of the period.

From an income perspective, the monthly announced distribution rate began the period at $0.075 per share and remained unchanged at the end of the period. At the $0.075 per share monthly distribution rate, the annualized distribution rate as of November 30, 2015 was 6.54% at NAV and 7.25% at market price.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2015

Contributing to the Fund's underperformance relative to the S&P/LSTA Leveraged Loan Index over the period was the Fund's use of leverage. Leverage as of November 30, 2015 was approximately 29.1% of Managed Assets. Contributing positively to returns relative to the Index in the period was the Fund's underweight positions in the Oil, Gas & Consumable Fuels and Metals & Mining sectors, as the sectors returned approximately -24% and -20%, respectively.

MARKET AND FUND OUTLOOK

While the turmoil in financial markets caused a great deal of concern recently, we believe firmly that this is a correction rather than the beginning of a recession in the U.S. However, we believe during the remainder of the fourth quarter, there remains a healthy probability that this correction is not yet over and we may indeed see further volatility. Prior to this recent bout of volatility, the last time U.S. equities declined over 10% (as they did this August) was in 2011. Such a prolonged period of relative stability can sometimes lead to financial market complacency. Corrections are largely technical in nature (rather than fundamental) and can reprice risk, akin to throwing the baby out with the bath water, thereby creating potential opportunities. As such, we view this current correction as a healthy opportunity for patient investors willing to wait for fundamentals to drive returns again. Our outlook for U.S. credit markets including senior bank loans and high-yield bonds is consistent with our prior outlook. We believe the combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets, a below trend default rate environment, modest but healthy economic growth and sound corporate fundamentals provide a firm backdrop for potential returns in the periods ahead. We continue to believe that steadily improving economic data (GDP growth of approximately 2.0%-2.5% and the improved unemployment picture) will provide the Federal Reserve the motivation they require to begin the process of raising interest rates in the near-term.

We believe today's high-yield bond yields (Yield-to-Worst) and spreads over U.S. Treasuries remain attractive at 8.14%, and 640 basis points (bps), respectively, as of November 30, 2015. While weak pricing in energy (oil & gas) and metals/mining commodities (coal & iron ore) may lead to higher defaults within the high-yield bond market, we believe those defaults will likely be contained within those specific sectors, and hence, not necessarily systemic to other areas of the market. We have maintained a significant underweight position in energy and metals/mining, which has proven beneficial in the wake of the commodity price declines. Importantly, energy-induced volatility is likely to weigh on the high-yield bond benchmark, which we believe further supports the rationale for active, rather than passive, decision making within the high-yield credit market.

Retail investors have been reducing exposure to senior loans in the wake of declining Treasury yields, while institutional investors have simultaneously embraced senior loans. We believe that with a potential increase in the Federal Funds rate on the horizon, we'll likely begin to see greater demand for senior loans in the coming months from retail investors. Based on current valuations, we believe senior loans, given their senior secured position in the capital structure and floating interest rate, are well positioned as we move through the remainder of 2015 and into 2016. The respite in retail demand has helped to somewhat balance supply and demand within the senior loan market, given reduced new senior loan issuance that resulted from new regulatory constraints that have been placed on banks issuing senior loans. Moreover, as high-yield bond funds suffered redemptions throughout the last few months, we believe they were selling some of their senior loan positions, given how well loans held up relative to the broad high-yield market. This supply has also supported a balanced market.

In summary, we believe that both the high-yield bond and senior loan markets offer compelling opportunities today, principally within an actively managed framework where risk can be appropriately managed. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and will focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2015 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 135.6%

              AEROSPACE & DEFENSE - 1.8%
$  1,889,148  DynCorp International, Inc., Term Loan..........................      6.25%        07/07/16     $   1,791,535
   2,864,038  Transdigm, Inc., Term Loan C....................................      3.75%        02/28/20         2,790,060
     790,000  Transdigm, Inc., Tranche D Term Loan............................      3.75%        06/04/21           769,065
   1,481,818  Wencor Group LLC (Jazz Acquisition, Inc.), Term Loan
                 (First Lien).................................................      4.50%        06/19/21         1,393,843
                                                                                                              -------------
                                                                                                                  6,744,503
                                                                                                              -------------
              AGRICULTURAL PRODUCTS - 1.0%
   3,841,768  Jimmy Sanders, Inc. (Pinnacle Operating Corp.), Term B Loan
                 Refinancing (First Lien).....................................      4.75%        11/15/18         3,688,098
                                                                                                              -------------
              ALTERNATIVE CARRIERS - 1.3%
   1,480,000  Intelsat (Luxembourg) S.A., Tranche B-2 Term Loan...............      3.75%        06/30/19         1,381,950
   1,000,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan...............      4.00%        01/15/20           998,250
   2,250,000  Level 3 Financing, Inc., Tranche B-II 2022 Term Loan............      3.50%        05/31/22         2,226,375
                                                                                                              -------------
                                                                                                                  4,606,575
                                                                                                              -------------
              APPAREL RETAIL - 0.8%
     987,500  J.C. Penney Corp., Inc., Term Loan..............................      5.00%        06/20/19           981,743
   2,219,991  Neiman Marcus Group, Inc., The, Other Term Loan.................      4.25%        10/25/20         2,073,383
                                                                                                              -------------
                                                                                                                  3,055,126
                                                                                                              -------------
              APPLICATION SOFTWARE - 3.1%
   2,992,500  Epicor Software Corp., Term B Loan..............................      4.75%        06/01/22         2,934,266
   3,361,055  Infor (US), Inc., Tranche B-5 Term Loan.........................      3.75%        06/03/20         3,199,590
   2,743,590  Informatica Corp. (Italic Merger Sub., Inc.), Dollar Term
                 Loan.........................................................      4.50%        08/05/22         2,663,724
   1,622,674  Mitchell International, Inc., Initial Term Loan.................      4.50%        10/13/20         1,587,187
   1,369,257  Triple Point Technologies, Inc., Term Loan B....................      5.25%        07/10/20           924,248
                                                                                                              -------------
                                                                                                                 11,309,015
                                                                                                              -------------
              ASSET MANAGEMENT & CUSTODY BANKS - 2.5%
     798,000  American Beacon Advisors, Inc., Term Loan B.....................      5.50%        03/15/22           794,010
   1,323,000  Guggenheim Partners Investment Management Holdings LLC,
                 Initial Term Loan............................................      4.25%        07/22/20         1,315,975
   1,500,000  Hamilton Lane Advisors LLC, Initial Term Loan...................      4.25%        07/08/22         1,498,125
     929,816  Mondrian Investment Partners Ltd. (MIPL Group Ltd.),
                 Term Loan B..................................................      4.00%        03/05/20           917,030
   4,750,000  Victory Capital Holdings (VCH Holdings LLC), Initial Term
                 Loan.........................................................      7.00%        10/29/21         4,512,500
                                                                                                              -------------
                                                                                                                  9,037,640
                                                                                                              -------------
              AUTO PARTS & EQUIPMENT - 1.0%
     598,739  Affinia Group, Inc., Tranche B-2 Term Loan......................      4.75%        04/27/20           595,746
     888,750  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                 Term Loan....................................................      4.00%        04/04/21           879,676
     878,393  Gates Global LLC, Initial Dollar Term Loan......................      4.25%        07/06/21           819,470
   1,445,720  Tower Automotive Holdings USA LLC, Initial Term Loan (2014).....      4.00%        04/23/20         1,418,613
                                                                                                              -------------
                                                                                                                  3,713,505
                                                                                                              -------------
              BROADCASTING - 4.2%
   4,986,742  Clear Channel Communications, Inc., Tranche D Term Loan.........      6.98%        01/30/19         3,597,386
   1,750,000  Clear Channel Communications, Inc., Tranche E Term Loan.........      7.73%        07/30/19         1,263,500
   2,798,370  Cumulus Media Holdings, Inc., Term Loan.........................      4.25%        12/23/20         2,046,308
   1,993,063  Media General, Inc., Term Loan B................................      4.00%        07/31/20         1,978,115
   1,055,565  Mission Broadcasting, Inc. (Nexstar Broadcasting Group, Inc.),
                 Term B-2 Loan................................................      3.75%        10/01/20         1,047,648


                        See Notes to Financial Statements                 Page 5

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              BROADCASTING (CONTINUED)
$  1,197,027  Nexstar Broadcasting Group, Inc. (Mission Broadcasting, Inc.),
                 Term Loan B-2................................................      3.75%        09/30/20     $   1,188,050
     753,405  Tribune Co., Term B Loan........................................      3.75%        12/27/20           748,696
     974,625  Univision Communications, Inc., 2013 Incremental Term Loan......      4.00%        03/01/20           957,813
   2,789,055  Univision Communications, Inc., Replacement First-Lien
                 Term Loan....................................................      4.00%        03/01/20         2,743,732
                                                                                                              -------------
                                                                                                                 15,571,248
                                                                                                              -------------
              BUILDING PRODUCTS - 0.8%
     423,214  Hillman Group, Inc., The, Initial Term Loan.....................      4.50%        06/30/21           411,576
   1,310,160  Quikrete Holdings, Inc., Initial Loan (First Lien)..............      4.00%        09/28/20         1,301,317
   1,294,737  Quikrete Holdings, Inc., Initial Loan (Second Lien).............      7.00%        03/26/21         1,293,118
                                                                                                              -------------
                                                                                                                  3,006,011
                                                                                                              -------------
              CABLE & SATELLITE - 1.6%
   3,271,739  Charter Communications Operating LLC, Bridge Loan -
                 Unsecured 1yr (d) (e)........................................      3.75%        05/21/16         3,251,291
   2,500,000  CSC Holdings, Inc. (Neptune Finco Corp.), Initial Term Loan.....      4.00%        10/09/22         2,491,075
                                                                                                              -------------
                                                                                                                  5,742,366
                                                                                                              -------------
              CASINOS & GAMING - 6.8%
     721,875  Amaya Holdings B.V., 2nd Lien TL................................      8.00%        07/31/22           712,852
  10,776,352  Amaya Holdings B.V., Initial Term B Loan (First Lien)...........      5.00%        08/01/21        10,315,016
   8,037,886  Caesars Growth Partners LLC, Term B Loan (First Lien)...........      6.25%        05/08/21         7,173,813
   2,883,477  CityCenter Holdings LLC, Term B Loan............................      4.25%        10/16/20         2,862,572
   1,744,554  ROC Finance LLC, Funded Term B Loan.............................      5.00%        06/20/19         1,637,159
   2,413,663  Station Casinos, Inc., B Term Loan..............................      4.25%        03/02/20         2,393,750
                                                                                                              -------------
                                                                                                                 25,095,162
                                                                                                              -------------
              COAL & CONSUMABLE FUELS - 0.4%
   2,674,703  Arch Coal, Inc., Term Loan......................................      6.25%        05/16/18         1,300,574
                                                                                                              -------------
              COMMERCIAL PRINTING - 0.3%
   1,229,351  Southern Graphic, Inc., Term Loan...............................      4.25%        10/17/19         1,213,468
                                                                                                              -------------
              COMPUTER HARDWARE - 2.8%
  10,414,488  Dell, Inc., Term B-2 Loan.......................................      4.00%        04/29/20        10,353,146
                                                                                                              -------------
              CONSTRUCTION MATERIALS - 0.2%
     648,375  Summit Materials, Inc., Restatement Effective Date Term Loans...      4.25%        07/15/22           641,353
                                                                                                              -------------
              CONSUMER FINANCE - 1.3%
   2,541,103  Altisource Solutions S.A.R.L., Term B Loan......................      4.50%        12/09/20         2,242,523
   3,064,626  Walter Investment Management Corp., Tranche B Term Loan.........      4.75%        12/18/20         2,649,002
                                                                                                              -------------
                                                                                                                  4,891,525
                                                                                                              -------------
              DATA PROCESSING & OUTSOURCED SERVICES - 1.9%
   2,772,299  Harland Clarke Holdings Corp., Tranche B-2 Term Loan............      5.58%        06/30/17         2,730,715
   3,703,125  Interactive Data Corp., Term Loan...............................      4.75%        05/02/21         3,694,238
     882,683  Sungard Availability Services Capital, Inc., Term Loan B........      6.00%        03/29/19           751,163
                                                                                                              -------------
                                                                                                                  7,176,116
                                                                                                              -------------
              DISTILLERS & VINTNERS - 0.3%
     987,500  Winebow Holdings, Inc., Loan (First Lien).......................      4.75%        07/01/21           948,000
                                                                                                              -------------
              DIVERSIFIED CHEMICALS - 0.1%
     397,999  Ineos US Finance LLC, 2022 Dollar Term Loan.....................      4.25%        03/31/22           389,542
                                                                                                              -------------


Page 6                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              DIVERSIFIED SUPPORT SERVICES - 0.5%
$  1,983,389  SMG Holdings, Inc., Term Loan B.................................      4.50%        02/27/20     $   1,961,076
                                                                                                              -------------
              EDUCATION SERVICES - 0.1%
     248,750  Bright Horizons Family Solutions, Inc., Term B-1 Loan...........   3.25%-4.50%     01/30/20           248,907
                                                                                                              -------------
              ELECTRIC UTILITIES - 0.6%
   4,241,410  TXU (Texas Competitive Electric Holdings Co. LLC), 2014 Term
                 Loan (Non-Extending) (f) (g).................................      4.68%        10/10/14         1,373,920
   2,250,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2017 Term
                 Loan (Extending) (f) (g).....................................      4.68%        10/10/17           762,750
                                                                                                              -------------
                                                                                                                  2,136,670
                                                                                                              -------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
     500,000  Linxens LLC (Lully Finance LLC), Initial Term B-1 Loan
                 (First Lien).................................................      5.00%        10/17/22           492,190
   2,003,409  Zebra Technologies Corp., Term Loan B...........................      4.75%        10/27/21         2,005,012
                                                                                                              -------------
                                                                                                                  2,497,202
                                                                                                              -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 1.0%
     496,250  PSSI (Packers Holdings LLC), Term B Loan........................      5.00%        12/02/21           493,769
   1,685,487  ServiceMaster Co., Initial Term Loan............................      4.25%        07/01/21         1,673,756
   1,572,000  WTG Holdings III Corp. (EWT Holdings III Corp.), Term Loan
                 (First Lien).................................................      4.75%        01/15/21         1,554,315
                                                                                                              -------------
                                                                                                                  3,721,840
                                                                                                              -------------
              FOOD RETAIL - 3.2%
  11,888,299  Albertsons LLC, Term B-4 Loan...................................      5.50%        08/25/21        11,864,523
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 2.8%
   1,358,639  Alere, Inc., Term B Loan........................................      4.25%        06/15/22         1,340,298
   3,291,750  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                 Term Loan....................................................      4.25%        06/08/20         3,212,188
   6,032,202  Kinetic Concepts, Inc., Dollar Term E-1 Loan....................      4.50%        05/04/18         5,867,825
                                                                                                              -------------
                                                                                                                 10,420,311
                                                                                                              -------------
              HEALTH CARE FACILITIES - 2.6%
   5,120,500  21st Century Oncology, Inc., Tranche B Term Loan................      6.50%        04/30/22         4,288,419
   1,095,172  Acadia Healthcare Co., Inc., Tranche B Term Loan................      4.25%        02/11/22         1,097,001
   2,401,637  CHS/Community Health Systems, Inc., Incremental 2021
                 Term H Loan..................................................      4.00%        01/27/21         2,359,272
   1,371,563  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B.............   4.00%-5.25%     05/15/22         1,352,703
     396,985  Kindred Healthcare, Inc., New Term Loan.........................      4.25%        04/09/21           377,136
                                                                                                              -------------
                                                                                                                  9,474,531
                                                                                                              -------------
              HEALTH CARE SERVICES - 8.6%
   3,491,250  Air Medical Group Holdings, Inc., Initial Term Loan.............      4.50%        04/28/22         3,411,824
   4,037,397  CareCore National LLC, Term Loan................................      5.50%        03/05/21         3,552,910
     397,923  CHG Healthcare Services, Inc., Term Loan (First Lien)...........      4.25%        11/19/19           392,329
   3,233,750  Curo Health Services Holdings, Inc., Term B Loan (First Lien)...      6.50%        02/07/22         3,219,619
   4,144,736  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                 Initial Term Loan............................................      4.25%        05/25/18         4,133,504
     250,000  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                 Tranche B-2 Term Loan........................................      4.50%        10/28/22           248,515
   4,706,222  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                 (First Lien).................................................      5.25%        07/01/21         3,670,853


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              HEALTH CARE SERVICES (CONTINUED)
$  1,896,720  Heartland Dental Care LLC, Incremental Term Loan................      5.50%        12/21/18     $   1,839,818
   2,730,466  National Veterinary Associates (NVA Holdings, Inc.), Term Loan
                 (First Lien).................................................      4.75%        08/14/21         2,722,493
   1,493,737  Surgery Centers Holdings, Inc., Initial Term Loan (First Lien)..      5.25%        11/03/20         1,480,667
     995,000  Surgical Care Affiliates LLC, Initial Term Loan.................      4.25%        03/17/22           987,537
   1,767,241  Team Health, Inc., Term Loan B..................................      4.50%        11/17/22         1,753,987
   4,312,500  U.S. Renal Care, Inc., Term Loan B..............................      5.25%        11/17/22         4,280,156
                                                                                                              -------------
                                                                                                                 31,694,212
                                                                                                              -------------
              HEALTH CARE SUPPLIES - 1.3%
   1,978,704  BSN Medical Luxembourg Holding S.A.R.L., Facility B1B...........      4.00%        08/28/19         1,968,810
     458,311  ConvaTec, Inc., TLB.............................................      4.25%        06/30/20           451,816
   2,201,440  Sage Products Holdings III LLC, Term Loan B.....................      4.25%        12/13/19         2,183,565
                                                                                                              -------------
                                                                                                                  4,604,191
                                                                                                              -------------
              HEALTH CARE TECHNOLOGY - 2.4%
   2,428,703  Connolly Holdings, Inc. (Cotiviti Corp.), Term Loan B...........      4.50%        05/14/21         2,391,252
   1,246,048  Healthport Technologies LLC (CT Technologies Intermediate
                 Holdings, Inc.), Initial Term Loan...........................      5.25%        12/01/21         1,225,276
     575,097  MedAssets, Inc., Term B Loan....................................      4.00%        12/13/19           570,784
   4,892,578  Truven Health Analytics, Inc. (VCPH Holding Corp.),
                 Term Loan B..................................................      4.50%        05/31/19         4,782,495
                                                                                                              -------------
                                                                                                                  8,969,807
                                                                                                              -------------
              HOMEFURNISHING RETAIL - 0.6%
   2,125,511  Serta Simmons Holdings LLC, Term Loan B.........................      4.25%        10/01/19         2,111,568
                                                                                                              -------------
              HOTELS, RESORTS & CRUISE LINES - 1.3%
   2,181,084  Extended Stay America (ESH Hospitality, Inc.), Term Loan........      5.00%        06/24/19         2,189,263
     665,540  La Quinta Intermediate Holdings LLC, Initial Term Loan..........      3.75%        04/14/21           652,649
   1,985,000  Norwegian Cruise Lines (NCL Corp.), Term B Loan.................      4.00%        11/19/21         1,975,909
                                                                                                              -------------
                                                                                                                  4,817,821
                                                                                                              -------------
              HOUSEHOLD PRODUCTS - 0.2%
     846,155  Spectrum Brands, Inc., USD Term Loan............................   3.75%-5.25%     06/23/22           844,514
                                                                                                              -------------
              HYPERMARKETS & SUPER CENTERS - 3.2%
   2,500,000  BJ's Wholesale Club, Inc., 2013 (November) Replacement Loan
                 (Second Lien)................................................      8.50%        03/26/20         2,385,425
   9,459,236  BJ's Wholesale Club, Inc., New 2013 (November) Replacement
                 Loan (First Lien)............................................      4.50%        09/26/19         9,258,227
                                                                                                              -------------
                                                                                                                 11,643,652
                                                                                                              -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.9%
   1,358,000  Calpine Corp., Term Loan........................................      4.00%        10/09/19         1,347,530
   1,995,000  Calpine Corp., Term Loan........................................      3.50%        05/27/22         1,940,457
                                                                                                              -------------
                                                                                                                  3,287,987
                                                                                                              -------------
              INDUSTRIAL MACHINERY - 0.3%
   1,191,000  Douglas Dynamics LLC, Term Loan B...............................      5.25%        12/02/21         1,182,067
                                                                                                              -------------
              INSURANCE BROKERS - 5.0%
   3,282,911  Amwins Group LLC, TLB...........................................      5.25%        09/06/19         3,285,373
   3,903,405  Confie Seguros Holding II Co., Term B Loan (First Lien).........      5.75%        11/09/18         3,903,405
   1,177,750  Cooper Gay Swett & Crawford Ltd., Term Loan (First Lien)........      5.00%        04/16/20         1,125,729


Page 8                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              INSURANCE BROKERS (CONTINUED)
$  2,554,105  HUB International Ltd., Initial Term Loan (New).................      4.00%        10/02/20     $   2,472,169
     398,000  Hyperion Finance S.A.R.L., Initial Term Loan....................      5.50%        04/29/22           396,010
   2,644,750  National Financial Partners Corp., 2014 Specified Refinancing
                 Term Loan....................................................      4.50%        07/01/20         2,587,597
   4,814,617  USI, Inc. (Compass Investors, Inc.), Initial Term Loan..........      4.25%        12/27/19         4,706,289
                                                                                                              -------------
                                                                                                                 18,476,572
                                                                                                              -------------
              INTEGRATED TELECOMMUNICATION SERVICES - 4.1%
   2,940,000  Cincinnati Bell, Inc., Tranche B Term Loan......................      4.00%        09/10/20         2,899,575
   1,940,392  Hawaiian Telcom Communications, Inc., Term Loan.................      5.00%        06/06/19         1,924,229
   4,076,855  Numericable U.S. LLC (Altice France S.A.), Dollar Denominated
                 Tranche B-1 Loan.............................................      4.50%        05/21/20         3,987,694
   3,527,035  Numericable U.S. LLC (Altice France S.A.), Dollar Denominated
                 Tranche B-2 Loan.............................................      4.50%        05/21/20         3,449,899
   2,800,000  Numericable U.S. LLC (Altice France S.A.), USD TLB-6............      4.75%        02/10/23         2,738,764
                                                                                                              -------------
                                                                                                                 15,000,161
                                                                                                              -------------
              LEISURE FACILITIES - 2.4%
   5,563,303  ClubCorp Club Operations, Inc., Term B Loan.....................      4.25%        07/24/20         5,533,149
   1,304,423  Life Time Fitness, Inc., Closing Date Term Loan.................      4.25%        06/10/22         1,272,634
   1,930,901  Planet Fitness Holdings LLC, Term Loan..........................      4.75%        03/31/21         1,906,765
                                                                                                              -------------
                                                                                                                  8,712,548
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 7.2%
   5,367,671  Immucor, Inc., Term B-2 Loan....................................      5.00%        08/19/18         5,166,383
     529,164  InVentiv Health, Inc., Term B-3 Loan............................      7.75%        05/15/18           523,433
   7,626,842  InVentiv Health, Inc., Term B-4 Loan............................      7.75%        05/15/18         7,569,640
   1,580,000  Millennium Laboratories LLC, Tranche B Term Loan (f) (g)........      6.50%        04/16/21           632,000
   7,585,758  Ortho-Clinical Diagnostics, Inc., Initial Term Loan.............      4.75%        06/30/21         7,111,648
   3,241,875  Pharmaceutical Product Development, Inc., Initial Term Loan.....      4.25%        08/18/22         3,152,724
   2,200,000  Sterigenics International (STHI Intermediate Holding Corp.),
                 Initial Term Loan............................................      4.25%        05/16/22         2,161,500
                                                                                                              -------------
                                                                                                                 26,317,328
                                                                                                              -------------
              MANAGED HEALTH CARE - 0.3%
   1,179,545  MultiPlan, Inc. (MPH Acquisition Holdings LLC), Initial
                 Term Loan....................................................      3.75%        03/31/21         1,145,928
                                                                                                              -------------
              METAL & GLASS CONTAINERS - 1.0%
     481,720  Anchor Glass Container Corp., Term B Loan.......................      4.50%        06/30/22           479,312
     394,000  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                 New Term Loan................................................      4.00%        12/17/19           390,430
   2,132,308  Berlin Packaging LLC, Initial Term Loan (First Lien)............      4.50%        10/01/21         2,106,997
     706,974  PODS, Inc. (APLPD Bidco LLC), Term Loan B.......................      4.50%        02/02/22           701,672
                                                                                                              -------------
                                                                                                                  3,678,411
                                                                                                              -------------
              MOVIES & ENTERTAINMENT - 3.5%
   1,191,000  Creative Artists Agency LLC (CAA Holdings LLC), Incremental
                 Term Loan....................................................      5.50%        12/17/21         1,187,522
   9,932,949  Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD)...........      4.75%        07/30/21         9,662,872
   1,968,517  WME IMG Worldwide, Inc., Term Loan (First Lien).................      5.25%        05/06/21         1,951,292
                                                                                                              -------------
                                                                                                                 12,801,686
                                                                                                              -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              OIL & GAS EXPLORATION & PRODUCTION - 0.1%
$  1,000,000  American Energy Marcellus Holdings LLC, Initial Loan
                 (First Lien).................................................      5.25%        08/04/20     $     336,000
   1,888,889  American Energy Marcellus Holdings LLC, Initial Loan
                 (Second Lien)................................................      8.50%        08/04/21            50,377
                                                                                                              -------------
                                                                                                                    386,377
                                                                                                              -------------
              OIL & GAS STORAGE & TRANSPORTATION - 0.1%
   1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien)...........      8.38%        09/30/20           294,170
                                                                                                              -------------
              OTHER DIVERSIFIED FINANCIAL SERVICES - 2.0%
   4,683,538  First Data Corp., 2021 New Dollar Term Loan.....................      4.21%        03/24/21         4,664,523
   2,780,000  iPayment, Inc., Term Loan.......................................      6.75%        05/08/17         2,701,242
                                                                                                              -------------
                                                                                                                  7,365,765
                                                                                                              -------------
              PACKAGED FOODS & MEATS - 5.3%
     800,000  B&G Foods, Inc., Tranche B Term Loan............................      3.75%        11/02/22           798,200
   4,043,524  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.), Initial
                 Term Loan....................................................      7.50%        06/18/18         4,033,415
   1,851,563  Hearthside Food Solutions LLC, Term Loan........................      4.50%        06/02/21         1,820,327
   9,523,810  New HB Acquisition LLC, Term B Loan (First Lien)................      4.50%        08/03/22         9,472,190
   3,348,315  New HB Acquisition LLC, Term B Loan (Second Lien)...............      8.50%        08/03/23         3,327,388
                                                                                                              -------------
                                                                                                                 19,451,520
                                                                                                              -------------
              PAPER PACKAGING - 1.1%
   3,898,686  Reynolds Group Holdings, Inc., Incremental U.S. Term Loan.......      4.50%        12/01/18         3,879,192
                                                                                                              -------------
              PHARMACEUTICALS - 5.6%
   2,092,500  Akorn, Inc., Loan...............................................      5.50%        04/16/21         2,000,953
     833,333  AMAG Pharmaceuticals, Inc., Initial Term Loan...................      4.75%        08/17/21           783,333
   2,969,165  Amneal Pharmaceuticals LLC, Term Loan B.........................      4.50%        11/01/19         2,909,781
   2,304,171  Catalent Pharma Solutions, Inc., Dollar Term Loan...............      4.25%        05/20/21         2,277,419
   4,066,667  Concordia Healthcare Corp., Initial Dollar Term Loan............      5.25%        10/21/21         3,871,467
   2,400,000  Endo Pharmaceuticals Holdings, Inc., 2015 Incremental Term B
                 Loan.........................................................      3.75%        06/27/22         2,358,000
   1,037,400  Horizon Pharma, Inc., Term Loan B...............................      4.50%        04/30/21           910,319
   1,382,500  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial Dollar
                 Term Loan....................................................      4.25%        03/11/21         1,336,712
     511,676  Valeant Pharmaceuticals International, Inc.,
                 Series C-2 Tranche B Term Loan...............................      3.75%        12/11/19           482,040
   2,927,875  Valeant Pharmaceuticals International, Inc.,
                 Series F-1 Tranche B Term Loan...............................      4.00%        04/01/22         2,760,254
   1,040,921  Valeant Pharmaceuticals International, Inc., Term Loan BD.......      3.50%        02/13/19           979,766
                                                                                                              -------------
                                                                                                                 20,670,044
                                                                                                              -------------
              PROPERTY & CASUALTY INSURANCE - 0.9%
     194,886  Cunningham Lindsey U.S., Inc., Initial Loan (Second Lien) (e)...      9.25%        06/10/20           125,702
   2,824,315  Cunningham Lindsey U.S., Inc., Initial Term Loan (First
                 Lien) (e)....................................................      5.00%        12/10/19         2,202,965
   1,200,000  Sedgwick Claims Management Services, Inc., Initial Loan
                 (Second Lien)................................................      6.75%        02/28/22         1,101,996
                                                                                                              -------------
                                                                                                                  3,430,663
                                                                                                              -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              PUBLISHING - 0.7%
$  2,020,165  Cengage Learning Acquisitions, Inc., Term Loan..................      7.00%        03/15/20     $   1,986,711
     770,000  Mergermarket USA, Inc., 2014 Incremental Term Loan..............      4.50%        02/04/21           744,975
                                                                                                              -------------
                                                                                                                  2,731,686
                                                                                                              -------------
              REAL ESTATE SERVICES - 2.3%
   8,678,250  DTZ Worldwide LTD., 2015-1 Additional Term Loan.................      4.25%        11/04/21         8,515,533
                                                                                                              -------------
              RESEARCH & CONSULTING SERVICES - 3.8%
   3,088,878  Acosta, Inc., Term Loan B.......................................      4.25%        09/26/21         2,952,442
   5,859,158  Advantage Sales & Marketing, Inc.,
                 Initial Term Loan (First Lien)...............................      4.25%        07/23/21         5,664,693
   1,796,901  Information Resources, Inc., Term Loan..........................      4.75%        09/30/20         1,796,146
   3,619,875  TransUnion LLC, 2015 Term B-2 Loan..............................      3.75%        04/09/21         3,523,949
                                                                                                              -------------
                                                                                                                 13,937,230
                                                                                                              -------------
              RESTAURANTS - 6.0%
   1,435,786  Burger King Corp., Term B-2 Loan................................      3.75%        12/10/21         1,426,554
   3,953,228  Focus Brands, Inc., Refinancing Term Loan (First Lien)..........      4.25%        02/21/18         3,938,404
   1,450,000  Focus Brands, Inc., Term Loan (Second Lien).....................     10.25%        08/21/18         1,446,375
   7,591,454  Portillo's Holdings LLC, Second Lien Term Loan..................      8.00%        08/15/22         7,211,881
   7,029,585  Portillo's Holdings LLC, Term B Loan (First Lien)...............      4.75%        08/02/21         6,783,550
   1,272,857  Red Lobster Management LLC, Initial Term Loan (First Lien)......      6.25%        07/28/21         1,267,549
                                                                                                              -------------
                                                                                                                 22,074,313
                                                                                                              -------------
              RETAIL REITS - 1.0%
   1,050,000  Capital Automotive LLC, Term Loan (Second Lien).................      6.00%        04/30/20         1,053,496
   2,499,400  Capital Automotive LLC, Tranche B-1 Term Loan Facility..........      4.00%        04/10/19         2,495,226
                                                                                                              -------------
                                                                                                                  3,548,722
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.2%
     179,667  Garda World Security Corp., Term B Delayed Draw Loan............   4.00%-5.25%     11/08/20           174,052
     702,333  Garda World Security Corp., Term Loan B.........................   4.00%-5.25%     11/08/20           680,386
                                                                                                              -------------
                                                                                                                    854,438
                                                                                                              -------------
              SEMICONDUCTORS - 3.4%
   4,000,000  Avago Technologies Cayman Ltd., 2022 Tranche B Term Loan........      4.25%        11/11/22         3,957,000
   5,265,709  Freescale Semiconductor, Inc., Tranche B-4 Term Loan............      4.25%        02/28/20         5,255,862
   1,470,000  Freescale Semiconductor, Inc., Tranche B5 Term Loan.............      5.00%        01/15/21         1,468,295
   1,666,667  NXP B.V., Term Loan B...........................................      3.75%        11/30/20         1,656,250
                                                                                                              -------------
                                                                                                                 12,337,407
                                                                                                              -------------
              SPECIALIZED CONSUMER SERVICES - 2.7%
   4,268,550  Asurion LLC, Incremental Tranche B-1 Term Loan..................      5.00%        05/24/19         4,017,773
   4,709,883  Asurion LLC, Incremental Tranche B-4 Term Loan..................      5.00%        08/04/22         4,349,577
   1,058,824  Asurion LLC, Term Loan (Second Lien)............................      8.50%        03/03/21           931,235
     660,321  Expert Global Solutions, Inc. (NCO Group, Inc.), Term B Advance
                 (First Lien).................................................      8.50%        04/03/18           654,266
                                                                                                              -------------
                                                                                                                  9,952,851
                                                                                                              -------------
              SPECIALIZED FINANCE - 1.0%
   1,300,000  AlixPartners LLP, Initial Term Loan.............................      4.50%        07/15/22         1,289,444
   2,275,525  Duff & Phelps Corp., Initial Term Loan..........................      4.75%        04/23/20         2,238,548
                                                                                                              -------------
                                                                                                                  3,527,992
                                                                                                              -------------
              SPECIALIZED REITS - 0.4%
   1,745,625  Communication Sales & Leasing, Inc., Term Loan..................      5.00%        10/24/22         1,610,339
                                                                                                              -------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              SPECIALTY CHEMICALS - 1.6%
$    990,000  Emerald Performance Materials LLC,
                 Initial Term Loan (First Lien)...............................      4.50%        07/30/21     $     981,090
   1,808,341  NuSil Technology LLC, Term Loan.................................      5.25%        04/07/17         1,787,545
     984,456  Omnova Solutions, Inc., Term B-1 Loan...........................      4.25%        05/31/18           980,764
   1,583,136  Platform Specialty Products Corp. (fka: Macdermid, Inc.),
                 Tranche B-2 Term Loan........................................      4.75%        06/07/20         1,534,328
     532,000  Trinseo Materials Operating S.C.A., Term Loan B.................      4.25%        10/13/21           524,020
                                                                                                              -------------
                                                                                                                  5,807,747
                                                                                                              -------------
              SPECIALTY STORES - 3.7%
   1,000,000  Party City Holdings, Inc., Term Loan............................      4.25%        08/06/22           975,250
   8,694,769  PetSmart, Inc., Tranche B-1 Loan................................      4.25%        03/11/22         8,530,960
   1,116,071  Toys "R" US-Delaware, Inc., Canadian FILO TL....................      8.25%        10/24/19         1,106,306
   1,383,929  Toys "R" US-Delaware, Inc., FILO Term Loan......................      8.25%        10/24/19         1,371,819
     137,236  Toys "R" US-Delaware, Inc., Term B-2 Loan.......................      5.25%        05/25/18           111,847
   2,027,180  Toys "R" US-Delaware, Inc., Term B4 Loan........................      9.75%        04/25/20         1,544,042
                                                                                                              -------------
                                                                                                                 13,640,224
                                                                                                              -------------
              SYSTEMS SOFTWARE - 5.2%
     554,342  Applied Systems, Inc., Initial Term Loan (First Lien)...........      4.25%        01/25/21           544,225
     539,155  Applied Systems, Inc., Initial Term Loan (Second Lien)..........      7.50%        01/24/22           516,915
   1,500,000  Blue Coat Systems, Inc., Initial Term Loan......................      4.50%        05/20/22         1,455,945
  12,456,398  BMC Software Finance, Inc., Initial US Term Loan................      5.00%        09/10/20        10,769,552
   1,925,000  Compuware Corp., Term Loan B....................................      6.25%        12/31/19         1,798,682
   4,016,677  Vertafore, Inc., Term Loan 2013.................................      4.25%        10/03/19         4,003,302
                                                                                                              -------------
                                                                                                                 19,088,621
                                                                                                              -------------
              TRUCKING - 2.5%
   2,222,857  Hertz Corp., The, Tranche B-1 Term Loan.........................      3.75%        03/11/18         2,217,300
     258,511  Kenan Advantage Group, Inc., Delayed Draw Term 1 Loan (h).......      1.50%(i)     07/29/22           256,572
     590,426  Kenan Advantage Group, Inc., Term Loan B-2......................      4.00%        07/31/22           585,997
   1,851,064  Kenan Advantage Group, Inc., Term Loan B1.......................      4.00%        07/31/22         1,837,181
   2,000,000  Navistar, Inc., Term Loan B.....................................      6.50%        08/06/20         1,822,500
   2,562,642  SIRVA Worldwide, Inc., Loan.....................................      7.50%        03/27/19         2,466,543
                                                                                                              -------------
                                                                                                                  9,186,093
                                                                                                              -------------
              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................     498,387,413
              (Cost $525,734,044)                                                                             -------------


 PRINCIPAL                                                                         STATED         STATED
   VALUE                                DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES - 5.2%

              ALTERNATIVE CARRIERS - 0.4%
   2,000,000  Intelsat Luxembourg S.A. (Luxembourg)...........................      6.75%        06/01/18         1,320,000
                                                                                                              -------------
              AUTO PARTS & EQUIPMENT - 0.2%
     250,000  American Axle & Manufacturing, Inc..............................      6.25%        03/15/21           262,188
     500,000  MPG Holdco I, Inc...............................................      7.38%        10/15/22           527,500
                                                                                                              -------------
                                                                                                                    789,688
                                                                                                              -------------
              CABLE & SATELLITE - 0.6%
   2,000,000  CCO Holdings LLC/CCO Holdings Capital Corp......................      5.75%        01/15/24         2,059,380
                                                                                                              -------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)

 PRINCIPAL                                                                         STATED         STATED
   VALUE                                DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES (CONTINUED)

              CASINOS & GAMING - 1.1%
$  4,900,000  Caesars Growth Properties Holdings LLC/Caesars Growth
                 Properties Finance, Inc......................................      9.38%        05/01/22     $   4,067,000
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 0.5%
   1,800,000  Kinetic Concepts, Inc./KCI USA, Inc.............................     12.50%        11/01/19         1,746,000
                                                                                                              -------------
              HEALTH CARE FACILITIES - 1.3%
     350,000  CHS/Community Health Systems, Inc...............................      6.88%        02/01/22           340,375
   1,000,000  Select Medical Corp.............................................      6.38%        06/01/21           812,500
     800,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20           854,000
   1,000,000  Tenet Healthcare Corp...........................................      6.75%        06/15/23           938,750
   2,250,000  Vantage Oncology LLC/Vantage Oncology Finance Co. (j)...........      9.50%        06/15/17         1,968,750
                                                                                                              -------------
                                                                                                                  4,914,375
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 0.5%
   2,500,000  Crimson Merger Sub, Inc. (j)....................................      6.63%        05/15/22         2,050,000
                                                                                                              -------------
              OIL & GAS EXPLORATION & PRODUCTION - 0.1%
     500,000  American Energy-Permian Basin LLC / AEPB Finance
                 Corp. (j) (k)................................................      6.83%        08/01/19           217,500
                                                                                                              -------------
              PHARMACEUTICALS - 0.1%
     620,000  Valeant Pharmaceuticals International, Inc. (Canada) (j)........      5.38%        03/15/20           558,000
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.2%
   1,000,000  Garda World Security Corp. (Canada) (j).........................      7.25%        11/15/21           895,000
                                                                                                              -------------
              SPECIALTY CHEMICALS - 0.2%
     850,000  Hexion, Inc.....................................................      6.63%        04/15/20           620,500
                                                                                                              -------------
              TOTAL CORPORATE BONDS AND NOTES..............................................................      19,237,443
              (Cost $22,467,985)                                                                              -------------


   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
WARRANTS - 0.0%

              BROADCASTING - 0.0%
       1,449  Cumulus Media, Inc. (d) (l) (m)..............................................................               0
              (Cost $0)                                                                                       -------------

COMMON STOCKS - 0.0%

              DIVERSIFIED CHEMICALS - 0.0%
          20  LyondellBasell Industries N.V., Class A......................................................           1,916
              (Cost $0)                                                                                       -------------

              TOTAL INVESTMENTS - 140.8%...................................................................     517,626,772
              (Cost $548,202,029) (n)                                                                         -------------

              OUTSTANDING LOAN - (41.1%)...................................................................    (151,000,000)

              NET OTHER ASSETS AND LIABILITIES - 0.3%......................................................       1,084,684
                                                                                                              -------------
              NET ASSETS - 100.0%..........................................................................   $ 367,711,456
                                                                                                              =============


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)

-----------------------------

(a) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at November 30, 2015. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) This security is fair valued by the Pricing Committee of First Trust Advisors L.P. (the "Advisor") in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At November 30, 2015, investments noted as such are valued at $3,251,291 or 0.88% of net assets.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(f)   This issuer has filed for protection in federal bankruptcy court.

(g) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(h) Delayed Draw Loan (see Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements).

(i) Represents commitment fee rate on unfunded loan commitment. The commitment fee rate steps up at predetermined time intervals.

(j) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At November 30, 2015, securities noted as such amounted to $5,689,250 or 1.55% of net assets.

(k) Floating rate security. The interest rate shown reflects the rate in effect at November 30, 2015.

(l) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2D - Restricted Securities in the Notes to Financial Statements).

(m)   Non-income producing security.

(n) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of November 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $416,539 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $30,991,796.


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                        LEVEL 2         LEVEL 3
                                                         TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                       VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                           11/30/2015         PRICES          INPUTS          INPUTS
-------------------------------------------------    -------------    ------------    ------------    ------------
Senior Floating-Rate Loan Interests:
   Cable & Satellite                                 $   5,742,366    $         --    $  2,491,075    $  3,251,291
   Property & Casualty Insurance                         3,430,663              --       1,101,996       2,328,667
   Other Industry Categories*                          489,214,384              --     489,214,384              --
                                                     -------------    ------------    ------------    ------------
   Total Senior Floating-Rate Loan Interests           498,387,413              --     492,807,455       5,579,958
Corporate Bonds and Notes*                              19,237,443              --      19,237,443              --
Warrants*                                                       --**            --              --**            --
Common Stocks*                                               1,916           1,916              --              --
                                                     -------------    ------------    ------------    ------------
Total Investments                                    $ 517,626,772    $      1,916    $512,044,898    $  5,579,958
                                                     =============    ============    ============    ============


* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

** Investment is valued at $0.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of November 30, 2015, the Fund transferred Senior Floating-Rate Loan Interests valued at $2,328,667 from Level 2 to Level 3 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred from Level 2 to Level 3 did so primarily as a result of a change in information obtained from an independent third-party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests and a lack of trading activity in certain Senior Floating-Rate Loan Interests.

Level 3 Senior Floating-Rate Loan Interests that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on either third-party pricing service prices obtained from dealer runs and indicative sheets from brokers or are valued using broker quotes. The values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of the Fund's investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT MAY 31, 2015
Senior Floating-Rate Loan Interests                              $  3,412,500
Net Realized Gain (Loss)                                               16,072
Net Change in Unrealized Appreciation/Depreciation                     (8,179)
Purchases                                                           3,259,470
Sales                                                              (3,428,572)
Transfers In                                                        2,328,667
Transfers Out                                                              --
                                                                 ------------
ENDING BALANCE AT NOVEMBER 30, 2015
   Senior Floating-Rate Loan Interests                              5,579,958
                                                                 ------------
Total Level 3 holdings                                           $  5,579,958
                                                                 ============

There was a net change of $(8,179) in unrealized appreciation (depreciation) from Level 3 investments held as of November 30, 2015.


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2015 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $548,202,029).........................................................................      $ 517,626,772
Cash...........................................................................................          1,929,517
Receivables:
   Investment securities sold..................................................................         21,060,069
   Interest....................................................................................          4,323,921
   Miscellaneous...............................................................................              4,037
   Dividends...................................................................................                 16
Prepaid expenses...............................................................................              8,550
                                                                                                     -------------
   Total Assets................................................................................        544,952,882
                                                                                                     -------------
LIABILITIES:
Outstanding loan...............................................................................        151,000,000
Payables:
   Investment securities purchased.............................................................         25,429,250
   Investment advisory fees....................................................................            320,964
   Unfunded loan commitments...................................................................            256,572
   Interest and fees on loan...................................................................             85,578
   Administrative fees.........................................................................             77,267
   Audit and tax fees..........................................................................             36,634
   Custodian fees..............................................................................             12,477
   Printing fees...............................................................................              8,204
   Legal fees..................................................................................              4,274
   Trustees' fees and expenses.................................................................              3,623
   Transfer agent fees.........................................................................              1,859
   Financial reporting fees....................................................................                771
Other liabilities..............................................................................              3,953
                                                                                                     -------------
   Total Liabilities...........................................................................        177,241,426
                                                                                                     -------------
NET ASSETS.....................................................................................      $ 367,711,456
                                                                                                     =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 501,164,162
Par value......................................................................................            266,970
Accumulated net investment income (loss).......................................................            573,894
Accumulated net realized gain (loss) on investments............................................       (103,718,313)
Net unrealized appreciation (depreciation) on investments......................................        (30,575,257)
                                                                                                     -------------
NET ASSETS.....................................................................................      $ 367,711,456
                                                                                                     =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $       13.77
                                                                                                     =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         26,696,982
                                                                                                     =============


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2015 (UNAUDITED)

INVESTMENT INCOME:
Interest.......................................................................................      $  14,474,014
Dividends .....................................................................................                 31
Other..........................................................................................            510,228
                                                                                                     -------------
   Total investment income.....................................................................         14,984,273
                                                                                                     -------------
EXPENSES:
Investment advisory fees.......................................................................          2,011,764
Interest and fees on loan......................................................................            871,801
Administrative fees............................................................................            202,670
Printing fees..................................................................................             52,269
Audit and tax fees.............................................................................             37,634
Custodian fees.................................................................................             37,383
Transfer agent fees............................................................................             15,800
Legal fees.....................................................................................             11,444
Trustees' fees and expenses....................................................................             10,303
Financial reporting fees.......................................................................              4,625
Other..........................................................................................             29,424
                                                                                                     -------------
   Total expenses..............................................................................          3,285,117
                                                                                                     -------------
NET INVESTMENT INCOME (LOSS)...................................................................         11,699,156
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................           (276,938)
   Net change in unrealized appreciation (depreciation) on investments.........................        (24,396,578)
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (24,673,516)
                                                                                                     -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $ (12,974,360)
                                                                                                     =============


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE
                                                                                           SIX MONTHS         FOR THE
                                                                                             ENDED              YEAR
                                                                                           11/30/2015          ENDED
                                                                                          (UNAUDITED)        5/31/2015
                                                                                         --------------    --------------
OPERATIONS:
Net investment income (loss)........................................................     $   11,699,156    $   23,335,452
Net realized gain (loss)............................................................           (276,938)         (846,861)
Net change in unrealized appreciation (depreciation)................................        (24,396,578)       (6,404,484)
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from operations.....................        (12,974,360)       16,084,107
                                                                                         --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (12,013,642)      (22,405,442)
                                                                                         --------------    --------------
Total distributions to shareholders.................................................        (12,013,642)      (22,405,442)
                                                                                         --------------    --------------
Total increase (decrease) in net assets.............................................        (24,988,002)       (6,321,335)

NET ASSETS:
Beginning of period.................................................................        392,699,458       399,020,793
                                                                                         --------------    --------------
End of period.......................................................................     $  367,711,456    $  392,699,458
                                                                                         ==============    ==============
Accumulated net investment income (loss) at end of period...........................     $      573,894    $      888,380
                                                                                         ==============    ==============
COMMON SHARES:
Common Shares at end of period......................................................         26,696,982        26,696,982
                                                                                         ==============    ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2015 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................    $  (12,974,360)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................      (148,888,553)
      Sales, maturities and paydowns of investments.............................       149,749,705
      Net amortization/accretion of premiums/discounts on investments...........          (362,229)
      Net realized gain/loss on investments.....................................           276,938
      Net change in unrealized appreciation/depreciation on investments.........        24,396,578
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................          (632,807)
      Increase in miscellaneous receivable......................................            (4,037)
      Decrease in prepaid expenses..............................................             12,241
      Decrease in interest and fees on loan payable.............................            (4,838)
      Decrease in investment advisory fees payable..............................           (33,010)
      Decrease in audit and tax fees payable....................................           (38,566)
      Decrease in legal fees payable............................................            (4,726)
      Decrease in printing fees payable.........................................           (22,474)
      Decrease in administrative fees payable...................................            (1,415)
      Decrease in custodian fees payable........................................           (10,686)
      Decrease in transfer agent fees payable...................................            (1,079)
      Increase in Trustees' fees and expenses payable...........................               124
      Increase in other liabilities payable.....................................               979
                                                                                    --------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                      $   11,457,785
                                                                                                      --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders .....................................       (12,013,642)
      Proceeds from borrowing...................................................        45,000,000
      Repayment of borrowing....................................................       (53,000,000)
                                                                                    --------------
CASH USED IN FINANCING ACTIVITIES...............................................                         (20,013,642)
                                                                                                      --------------
Decrease in cash................................................................                          (8,555,857)
Cash at beginning of period.....................................................                          10,485,374
                                                                                                      --------------
CASH AT END OF PERIOD...........................................................                      $    1,929,517
                                                                                                      ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                      $      876,639
                                                                                                      ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    FOR THE
                                                  SIX MONTHS
                                                     ENDED                               YEAR ENDED MAY 31,
                                                  11/30/2015    --------------------------------------------------------------------
                                                  (UNAUDITED)      2015          2014          2013           2012         2011 (a)
                                                  -----------   -----------   -----------   -----------   ------------   -----------
Net asset value, beginning of period.............  $   14.71     $   14.95     $   15.14     $   14.49     $    14.76     $   13.96
                                                   ---------     ---------     ---------     ---------     ----------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       0.44          0.87          0.84          1.01           0.91          0.73
Net realized and unrealized gain (loss)..........      (0.93)        (0.27)        (0.08)         0.64          (0.31)         0.77
                                                   ---------     ---------     ---------     ---------     ----------     ---------
Total from investment operations.................      (0.49)         0.60          0.76          1.65           0.60          1.50
                                                   ---------     ---------     ---------     ---------     ----------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income............................      (0.45)        (0.84)        (0.95)        (1.03)         (0.87)        (0.70)
                                                   ---------     ---------     ---------     ---------     ----------     ---------
Total distributions to Common Shareholders.......      (0.45)        (0.84)        (0.95)        (1.03)         (0.87)        (0.70)
                                                   ---------     ---------     ---------     ---------     ----------     ---------
Premium from shares sold in Common Share
   offering......................................         --            --          0.00 (b)      0.03             --            --
                                                   ---------     ---------     ---------     ---------     ----------     ---------
Net asset value, end of period...................  $   13.77     $   14.71     $   14.95     $   15.14     $    14.49     $   14.76
                                                   =========     =========     =========     =========     ==========     =========
Market value, end of period......................  $   12.42     $   13.77     $   14.00     $   15.37     $    14.34     $   14.82
                                                   =========     =========     =========     =========     ==========     =========
TOTAL RETURN BASED ON NET ASSET VALUE (c)........      (3.09)%        4.68%         5.35%        11.92%         (4.45)%       11.19%
                                                   =========     =========     =========     =========     ==========     =========
TOTAL RETURN BASED ON MARKET VALUE (c)...........      (6.63)%        4.64%        (2.82)%       14.80%         (2.95)%       23.20%
                                                   =========     =========     =========     =========     ==========     =========

-----------------------------

RATIOS TO AVERAGE NET AVAILABLE TO COMMON SHAREHOLDERS:

Ratio of total expenses to average net assets....       1.72% (d)     1.69%         1.80%         1.85%          1.88%         1.98%
Ratio of total expenses to average net assets
   excluding interest expense....................       1.26% (d)     1.28%         1.36%         1.38%          1.33%         1.31%
Ratio of net investment income (loss) to average
   net assets....................................       6.13% (d)     5.96%         5.60%         6.77%          6.38%         5.09%
Portfolio turnover rate..........................         25%           63%           90%          125%            63%           95%
Net assets, end of period (in 000's).............  $ 367,711     $ 392,699     $ 399,021     $ 400,825     $  367,172     $ 372,902
Ratio of total expenses to total average Managed
   Assets (e)....................................      1.22% (d)      1.18%         1.25%         1.30%          1.31%         1.39%
Ratio of total expenses to total average Managed
   Assets excluding interest expense (e).........      0.90% (d)      0.89%         0.96%         0.97%          0.93%         0.92%
INDEBTEDNESS:
Total loan outstanding (in 000's)................  $ 151,000     $ 159,000     $ 174,000     $ 174,000     $  158,000     $ 160,000
Asset coverage per $1,000 of indebtedness (f)....  $   3,435     $   3,470     $   3,293     $   3,304     $    3,324     $   3,337

-----------------------------

(a) From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's Sub-Advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio.

(b)   Amount is less than $0.01.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(d)   Annualized.

(e) Managed Assets are calculated by taking the Fund's total asset value, including assets attributable to the principal amount of borrowings, minus the sum of the Fund's liabilities, other than the principal amount of borrowings.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities, not including the loan outstanding, and dividing by the outstanding loan balance in 000's.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)


                                1. ORGANIZATION

First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing primarily in a portfolio of senior floating-rate loan interests ("Senior Loans").(1) There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the fair market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor's Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

       1)   the fundamental business data relating to the borrower/issuer;
       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
       3)   the type, size and cost of a security;
       4)   the financial statements of the borrower/issuer;
       5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
       6) the information as to any transactions in or offers for the security;


(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)


       7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
       8)   the coupon payments;
       9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq(R) Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, corporate notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Fixed-income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of November 30, 2015.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $256,572 as of November 30, 2015.

D. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2015, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note
2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity date and yield for this issuer.


                                                                                                          % OF
                                                                                                       NET ASSETS
                                                                                                       APPLICABLE
                                   ACQUISITION   PRINCIPAL       VALUE         CURRENT                 TO COMMON
SECURITY                              DATE      VALUE/SHARES   PER SHARE    CARRYING COST    VALUE       SHARES
-----------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants       6/29/09       1,449      $   0.00      $     --       $   --        0.00%

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)


Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended May 31, 2015 is as follows:

         Distributions paid from:                                 2015
         Ordinary income...................................   $ 22,405,442

As of May 31, 2015, the components of distributable earnings and net assets on a tax basis were as follows:

         Undistributed ordinary income.....................   $  1,091,262
         Undistributed capital gains.......................             --
                                                              ------------
         Total undistributed earnings......................      1,091,262
         Accumulated capital and other losses..............   (103,181,356)
         Net unrealized appreciation (depreciation)........     (6,641,580)
                                                              ------------
         Total accumulated earnings (losses)...............   (108,731,674)
         Other.............................................             --
         Paid-in capital...................................    501,431,132
                                                              ------------
         Net assets........................................   $392,699,458
                                                              ============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2015, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulation, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to the Fund shareholders.

                      CAPITAL LOSS AVAILABLE THROUGH
--------------------------------------------------------------------------
                                                                          POST-EFFECTIVE       TOTAL CAPITAL
        2016             2017              2018             2019          (NO EXPIRATION)      LOSS AVAILABLE
-------------------------------------------------------------------------------------------------------------
      $ 422,155      $ 25,585,953      $ 68,278,827      $ 4,665,052        $ 3,397,798        $  102,349,785

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2015, the Fund incurred and elected to defer net ordinary and capital losses as follows:

Qualified Late Year Losses:

Ordinary Losses     $      --
Capital Losses        831,571

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of November 30, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six-months ended November 30, 2015, were $136,061,002 and $139,392,281, respectively.

                                 5. BORROWINGS

The Fund has a Revolving Credit and Security Agreement (the "Credit Facility") with Liberty Street Funding LLC as conduit lender and The Bank of Nova Scotia as secondary lender and agent for the secured parties under the agreement. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the terms of the Credit Facility, the loans under the Credit Facility bear interest for each settlement period at a rate per annum based on the commercial paper rate of the conduit lender. Effective July 10, 2015, the Credit Facility was amended, whereby the expiration date of the Credit Facility was extended until July 8, 2016 and the total commitment was reduced from $185,000,000 to $180,000,000. The Credit Facility may be renewed annually. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The Fund pays a utilization fee at a per annum rate of 0.3625% of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.3625% of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02.

For the six months ended November 30, 2015, the average amount outstanding under the Credit Facility was $154,666,667. The high and low annual interest rates for the loan under the Credit Facility funded by the conduit lender during the six months ended November 30, 2015, were 0.407% and 0.245%, respectively, with a weighted average interest rate of 0.327%. The annual interest rate in effect for the loan at November 30, 2015, was 0.407%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)


                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

At a meeting on December 7, 2015, the Board accepted Mark Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected James Dykas, formerly Chief Financial Officer and Treasurer of the Fund, to serve as the President and Chief Executive Officer and Donald Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

On December 21, 2015, the Fund declared a distribution of $0.075 per share to Common Shareholders of record on January 6, 2016, payable January 15, 2016.

On January 20, 2016, the Fund declared a distribution of $0.070 per share to Common Shareholders of record on February 3, 2016, payable February 16, 2016.

Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees will be allocated equally among each of fund in the First Trust Fund Complex and will no longer be allocated pro rata based on each fund's net assets.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders for the Fund was held on September 14, 2015 (the "meeting"). At the meeting, Trustee Niel B. Nielson was elected as Class II Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Nielson was 21,882,909, the number of votes against Mr. Nielson was 500,819, and the number of broker non-votes was 4,313,254. Thomas R. Kadlec, Richard E. Erickson, James
A. Bowen and Robert F. Keith are current and continuing Trustees. Messrs. Bowen and Keith are currently the Class III Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2016. Messrs Thomas R. Kadlec and Richard E. Erickson are currently the Class I Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2017.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

HIGH-YIELD SECURITIES RISK: The Fund may invest up to 100% of its Managed Assets in lower grade debt securities, which may also be referred to as below investment grade debt securities. The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree. High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The high yield securities in which the Fund invests are not listed on a national securities exchange. Due to the smaller, less liquid market for the high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)


secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

CREDIT RISK: Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in "high yield" or "junk" debt; such securities involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

PRE-PAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund's ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

                        INVESTMENT MANAGEMENT AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fees for the Fund as compared to fees charged to other clients of the Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2015 (UNAUDITED)


arrangement between the Fund and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

In reviewing the Agreement, the Board considered the nature, extent and quality of services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, noting that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. At the April 20, 2015 meeting, the Board received a presentation from the senior portfolio manager of the Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund and how the Team manages the Fund's investments. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring compliance with the 1940 Act and the Fund's investment objectives and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory fees paid under the Agreement. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other closed-end funds with investment objectives and policies similar to the Fund's, but it does provide services to an actively managed exchange-traded fund ("ETF") with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a unitary fee to the actively managed ETF from which it pays most of the ETF's expenses. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult, noting that some peer funds have significant holdings outside of senior loans; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; and (iii) some of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's advisory fee, based on average net assets, was below the median of the MPI Peer Group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance for periods ended December 31, 2014 to the performance of the MPI Peer Group and to two benchmark indexes. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered data from MPI on the Fund's annual distribution rate as of December 31, 2014 as compared to the MPI Peer Group and the Fund's leverage costs versus the leverage costs of the funds in the MPI Peer Group. The Board considered information provided by the Advisor on the Fund's leverage as well, including that leverage was accretive to the Fund's total return in 2014. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount over the same period of a peer group selected by the Advisor, as well as data on the average premium/discount for 2014 for the funds in the MPI Peer Group, and considered factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor under the Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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


ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Senior Floating Rate Income Fund II
             -----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 21, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 21, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 21, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.